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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                      FORM 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 15, 1996
                                                           ------------


                            REPUBLIC INDUSTRIES, INC.
                            -------------------------
              (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


            0-9787                                              73-1105145
            ------                                              ----------
         (Commission                                          (I.R.S. Employer
         File Number)                                       Identification No.)


          200 East Las Olas Boulevard
                Suite 1400
          Fort Lauderdale, Florida                                   33301
     ---------------------------------------                     ------------
     (Address of principal executive offices)                       (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE             (954) 627-6000
                                                               ---------------

                                         N.A.
- ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.    Other Events.

REPORTING OF CERTAIN FINANCIAL INFORMATION FOR REGISTRATION AND OTHER PURPOSES.

The Registrant is filing as Exhibit 99 to this Current Report on Form 8-K the following audited consolidated financial statements which have been restated to reflect the mergers with The Denver Fire Reporter & Protective Co. and a related company affiliated by common ownership and management (collectively, "Denver Alarm") and Incendere, Inc. and certain waste companies (collectively, "Schaubach") controlled by Dwight C. Schaubach which were accounted for under the pooling of interests method of accounting and are hereby incorporated into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289 and 333-01757, and on Form S-8, file number 33-93742.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

                None.


         (b) Exhibits

          23    Consent of Arthur Andersen LLP

          27 Financial Data Schedule for the Year Ended December 31, 1995 (Restated) (for SEC use only).

          99    Restated Consolidated Financial Statements


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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REPUBLIC INDUSTRIES, INC.


                                   By:  /s/ Gregory K. Fairbanks
                                       -----------------------------------
                                        Gregory K. Fairbanks
                                        Executive Vice President
                                        and Chief Financial Officer


Date:  May 15, 1996
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